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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT

  As independent public accountants, we hereby consent to the use of our report dated March 6, 2000 included herein and to all references to our Firm included in this registration statement on Form S-4 and related Prospectus of Zany Brainy, Inc.


/s/ Janover Rubinroit, LLC
Janover Rubinroit, LLC


Garden City, New York
May 22, 2000